Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Merrill Lynch Preferred Capital Trust IV (the "Trust") and Merrill Lynch Preferred Funding IV, L.P. (the "Partnership") for the period ended June 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ahmass L. Fakahany, Regular Trustee of the Trust and Executive Vice President and Chief Financial Officer of Merrill Lynch & Co., Inc., the General Partner of the Partnership, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust and the Partnership.




                              MERRILL LYNCH PREFERRED CAPITAL TRUST IV


                              By:  /s/ AHMASS L. FAKAHANY
                                   ---------------------------------------------
                              Name:    Ahmass L. Fakahany *
                              Title:   Regular Trustee




                               MERRILL LYNCH PREFERRED FUNDING IV, L.P.


                               By: MERRILL LYNCH & CO., INC., as General Partner



                               By:  /s/ AHMASS L. FAKAHANY
                                    --------------------------------------------
                               Name:    Ahmass L. Fakahany *
                               Title:   Executive Vice President and
                                        Chief Financial Officer



Dated: August 7, 2003
_____________________

* Ahmass L. Fakahany functions as the equivalent of the Chief Executive Officer and Chief Financial Officer of each of the Trust and the Partnership for purposes of Section 906 of the Sarbanes-Oxley Act of 2002.